Vessel Sales, Asset Impairments and Provisions	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
Vessel Sales, Asset Impairments and Provisions
7.	Vessel Sales, Asset Impairments and Provisions

a)	Vessel Sales

During three months ended June 30, 2014, Teekay Tankers sold two wholly-owned subsidiaries, each of which owns one VLCC, to TIL for aggregate proceeds of $154.0 million plus related working capital on closing of $1.7 million. The Company received $154.0 million of the aggregate purchase price in cash during the second quarter of 2014 and the remainder of the purchase price was received from TIL in July 2014. The Company used a portion of the proceeds from this transaction to prepay $152 million on one of the Company’s revolving credit facilities and the remainder of the proceeds will be used for general corporate purposes. During three months ended June 30, 2014, the Company realized a net gain of $10.0 million from the sale of the two subsidiaries to TIL (See Note 7b).

During the six months ended June 30, 2014, the Company sold four 2009-built Suezmax tankers that were part of the Company’s conventional tanker segment. These vessels were classified as held for sale on the consolidated balance sheet as at December 31, 2013, with their net book values written down to their sale proceeds. During the six months ended June 30, 2014, the Company realized a net loss of $0.5 million from the sale of these vessels.

During the six months ended June 30, 2013, the Company sold a 1992-built shuttle tanker, a 1992-built conventional tanker, a 1995-built conventional tanker and a 1998-built conventional tanker, that were part of the Company’s shuttle tanker and conventional tanker segments. Three of these vessels were classified as held for sale on the consolidated balance sheet as at December 31, 2012, with their net book values written down to their sale proceeds net of cash outlays to complete the sales. All of the vessels were older vessels that the Company disposed of in the ordinary course of business.

During the three and six months ended June 30, 2013, the Company sold sub-sea equipment from the Petrojarl I FPSO unit that is part of the Company’s FPSO segment. The Company realized a gain of $1.3 million from the sale of the equipment.

b)	Loan Loss (Recoveries) Provisions

During the three and six months ended June 30, 2014, the Company reversed a $2.5 million loss provision for an amount receivable related to an FPSO front-end engineering and design study completed in 2013 as this receivable was recovered in the current period.

During the three and six months ended June 30, 2013, the Company recorded $7.0 million and $10.2 million, respectively, of loan loss provisions in respect of its investments in three term loans. The term loan borrower was facing financial difficulty and had defaulted on its interest payment obligations since January 31, 2013. The Company reduced the net carrying amount of the investment in term loan as the value of the underlying collateral had declined during the three- and six month periods. Later in 2013, the Company increased the net carrying amount of the investments in term loans, which included accrued interest income as the estimated future cash flows, which primarily reflected the estimated value of the underlying collateral, increased during 2013. During March 2014, the Company assumed ownership of the three VLCCs that collateralized the investment in term loans (see Note 18a). At the time of assumption of ownership, these vessels had an aggregate fair value of approximately $222 million, which exceeded the carrying value of the loans. As a result, in the first quarter of 2014, the Company recognized $15.2 million of interest income, of which $11.2 million related to prior periods and was previously unrecognized, owing under the loans. In May 2014, Teekay Tankers sold two of the VLCCs to TIL and recognized a gain on sale of $10.0 million (see Note 7a).